UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2025
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Asana, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39495	26-3912448
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

633 Folsom Street,	Suite 100
San Francisco,	CA	94107
(Address of Principal Executive Offices)		(Zip Code)
(415) 525-3888
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	ASAN	New York Stock Exchange
Long-Term Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06    Material Impairments.

On September 5, 2025, Asana, Inc. (the “Company”) subleased approximately 55,513 of the total 265,890 square feet of the Company's leased headquarters office space in San Francisco, California (the “Sublease”). The Sublease term is expected to begin in October 2025 and continue through September 2029.

On September 5, 2025, the Company's management concluded that the Sublease will result in impairment expenses of approximately $29 million to $32 million in the period ending October 31, 2025. This range is preliminary, unaudited, and may change. This range was prepared based on the most current information available to management, and is subject to the completion of the financial statements for the fiscal quarter ending October 31, 2025, including completion of the review procedures and final adjustments that may arise between now and the time the financial results for this period are finalized, and completion of the audit of such financial statements for the fiscal year ending January 31, 2026.

The Company does not expect material cash expenditures in connection with these impairment charges.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. Forward-looking statements include all statements that are not historical facts and in some cases can be identified by terms such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “continue,” “could,” “potential,” “may,” “will,” “goal,” or similar expressions and the negatives of those terms. However, not all forward-looking statements contain these identifying words. Forward-looking statements contained in this report include, but are not limited to, statements related to the Company's expectations regarding impairments charges and cash expenditures related to the Sublease. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including factors beyond the Company’s control, that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results are included in the Company’s filings with the SEC, including the Company Quarterly Report on Form 10-Q for the quarter ended July 31, 2025 and subsequent filings with the Securities and Exchange Commission. Any forward-looking statements contained in this Current Report on Form 8-K are based on assumptions that the Company believes to be reasonable as of this date. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASANA, INC.

Dated: September 9, 2025	By:	/s/ Eleanor Lacey
Eleanor Lacey
General Counsel and Corporate Secretary